UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October
18
, 2023

Northann Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41 816	88-1513509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc. 9820 Dino Drive, Suite 110 Elk Grove, CA 95624	95624
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(916) 573 3803

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item. 1.01 Entry into a Material Definitive Agreement.

On October
18
, 2023,
Northann Corp.,
a Nevada corporation (the “
Company
”), entered into that certain underwriting agreement (the “
Underwriting Agreement
”) with
Craft Capital Management LLC
, as the representative of the underwriters listed on Schedule A thereto (the “
Representative
”) in connection with the initial public offering (the “
Offering
”) of 1,
2
00,000 shares (the “
Shares
”) of common stock, par value $0.001 per share, of the Company (the “
Common Stock
”) at an offering price of $5.00 per share (the “
Public Offering Price
”).

Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 45-day option to purchase up to 1
8
0,000 shares of Common Stock at the Public Offering Price, less the underwriting discount, to cover over-allotment, if any.

The Shares were offered and sold pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-
273246
), originally filed with the Securities and Exchange Commission (the “
Commission
”) on
July
1
4
, 202
3
(the “
Registration Statement
”) and declared effective by the Commission on
September 29
, 2023. The Common Stock commenced trading on
NYSE American
on October 1
9
, 2023 under the symbol “
NCL
.” The closing of the Offering took place on October
23
, 2023.

The
total gross

proceeds from the Offering were $
6,000,000
,
before

deducting underwriting discounts and other offering expenses associated with the Offering payable by the Company.

The Company intends to use the net proceeds from the Offering for the acquisition of facilities and equipment in the United States, product development, sales and marketing activities, and general working capital purposes.

The Company also issued warrants
to the Representative and its affiliates
(the “
Representative’s Warrants
”) to purchase up
to
27
,000 sha
res of Common Stock at an exercise price of $6.25 per share, subject to adjustment as set forth in the Representative’s Warrants
, exercisable
from April 23, 2024
and valid until
October 19, 2028.

The Company’s officers and directors have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock during the 180 day period commencing from October 1
8
, 2023, without the prior written consent of the Representative.

The Underwriting Agreement contained customary representations and warranties. The foregoing descriptions of the Underwriting Agreement, Representative’s Warrants and lock-up agreement purport to be only summaries. The Underwriting Agreement, a form of Representative’s Warrants and a form of the lock-up agreement are filed as Exhibits 1.1, 4.1 and 10.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 18, 2023, the Company issued a press release announcing that it had priced the underwritten public offering described in Item 1.01 of this Current Report on Form 8-K. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 23, 2023, the Company issued a press release announcing that it had closed its underwritten public offering described in Item 1.01 of this Current Report on Form 8-K. The Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement dated as of October 18, 2023, by and between the Company and Craft Capital Management LLC, as the representative of the underwriters, R.F. Lafferty & Co., Inc. and Prime Number Capital LLC

4.1	Form of Representative’s Warrant
10.1	Form of Lock-Up Agreement
99.1	Press Release of the Company dated as of October 18, 2023
99.2	Press Release of the Company dated as of October 23, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2023	Northann Corp.

	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, Treasurer